FIRST FUNDS

                 Capital Appreciation Portfolio


                  SUPPLEMENT DATED MAY 30, 2000
                TO THE OCTOBER 28, 1999 PROSPECTUS

This supplement provides new information beyond that contained in the prospectus, and
       should be read in conjunction with such prospectus.

     At a meeting on May 17, 2000, shareholders of the Capital Appreciation Portfolio (the "Portfolio") of First Funds approved an Investment Advisory and Management Agreement between First Funds and Delaware Management Company ("DMC") naming DMC as Co-Adviser to the Portfolio. Effective June 1, 2000, DMC will replace Investment Advisers, Inc. ("IAI") as Co-Investment Adviser to the Capital Appreciation Portfolio. Accordingly, the following changes are made to the Prospectus.

     All references to IAI that appear under the following headings in the Prospectus are changed to refer instead to DMC:
"Investment Objective, Principal Strategies and Risks," "Investment Details," "Who Manages the Portfolio?," "How to Invest in the Portfolio," and "Appendix."

      The  second  bullet point under the heading  "Co-Investment
Advisers" under the section entitled "Fund Facts" shall be replaced with the following language:

          Delaware Management Company ("DMC" or "Adviser")

      The four Portfolio Managers listed under the section entitled "Fund Facts" shall be replaced with the following
Portfolio Managers:

          -    Gerald S. Frey
          -    Marshall T. Bassett
          -    John A. Heffern
          -    Jeffrey W. Hynoski
          -    Stephan T. Lampe
          -    Lori P. Wachs
          -    Francis J. Houghton, Jr.

     The first sentence of the first paragraph under the section entitled "Who Manages the Portfolio?" shall be replaced with the following language:

          First   Tennessee   (530  Oak  Court  Drive,   Memphis,
     Tennessee)   and  DMC  (2005  Market  Street,  Philadelphia,
     Pennsylvania)  serve  as  Co-Investment  Advisers   to   the
     Portfolio.

     The last paragraph under the section entitled "Who Manages the Portfolio?" shall be deleted in its entirety and replaced with the following language:

          As of March 31, 2000, DMC had approximately $46 billion under management in a wide range of asset classes for institutional investors, large private trusts and mutual fund shareholders. DMC is organized as a series of Delaware Management Business Trust ("DMBT"), a business trust organized under the laws of the State of Delaware. DMC and DMBT are part of the Delaware Investments family of companies, which are located at 2005 Market Street, Philadelphia, PA 19103. They are indirect, wholly-owned subsidiaries of Lincoln National Corporation, Centre Square, West Tower, 1500 Market St., Suite 3900, Philadelphia, PA 19102-2112 ("LNC"). LNC is a publicly-owned company whose shares are traded on the New York Stock Exchange.

     The section entitled "Portfolio Managers" shall be deleted in its entirety and replaced with the following language:

          Gerald  S.  Frey  is  Vice  President/Senior  Portfolio
     Manager of DMC and joined the company in 1996. Prior to joining DMC, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has 22 years' experience in the money management business and holds a bachelor's degree in Economics from Bloomsburg University and attended Wilkes College and New York University.

          Marshall T. Bassett is Vice President of DMC and joined the company in 1997. Prior to joining DMC, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. Mr. Bassett received his bachelor's degree and MBA from Duke University.

          John A. Heffern is Vice President of DMC and joined the company in 1997. Prior to joining DMC, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit and a Principal and Senior Regional Bank Analyst at Alex, Brown & Sons. Mr. Heffern holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill.

          Jeffrey W. Hynoski is Vice President of DMC and joined the company in 1998. Prior to joining DMC, he served as a Vice President for Bessemer Trust Company in the mid and large capitalization growth group. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a bachelor's degree in Finance from the University of Delaware and an MBA from Pace University.

          Stephan T. Lampe is Vice President of DMC and joined the company in 1995. Prior to joining DMC, he served as a manager at Price Waterhouse. Mr. Lampe is a Certified Public Accountant. Mr. Lampe earned a bachelor's degree and an MBA from the University of Pennsylvania's Wharton School.

          Lori P. Wachs is Vice President of DMC and joined the company in 1992. Prior to joining DMC, she was with Goldman Sachs, where she was an equity analyst for two years. Ms. Wachs earned a bachelor's degree in Finance and Oriental Studies from the University of Pennsylvania's Wharton School.

          Francis J. Houghton, Jr. is Vice President of DMC and joined the company in 1990. Prior to joining DMC, he served as Chairman of BMI Capital Corporation; Portfolio Manager for Neuberger & Berman; Partner, Member of the Executive Committee and Director of Research for Oppenheimer & Company, Inc.; and Vice President and Portfolio Manager of J.M. Hartwell & Company. Mr. Houghton earned a BBA from Manhattan College and attended NYU Graduate School of Business Administration.